UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2010

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

In connection with the previously announced proposed acquisition of Brinks Home Security Holdings, Inc. (“BHS”) by Tyco International Ltd. (“Tyco”), the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to such transaction expired at 11:59 p.m. on March 4, 2010.

In connection with the proposed transaction, Tyco has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary proxy statement of BHS that also constitutes a preliminary prospectus of Tyco. Details regarding the time and place of the special BHS shareholders meeting to be called in order for BHS shareholders to vote on the proposed transaction have not currently been announced but are expected to be set in the near future and will be included in the definitive proxy statement/prospectus to be mailed to shareholders of BHS prior to the meeting.

Additional Information

INVESTORS AND SECURITY HOLDERS OF BHS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Tyco through the web site maintained by the SEC at www.sec.gov. Free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Investor Relations Department, Tyco International Management Company, 9 Roszel Road, Princeton, New Jersey 08540, or at Tyco’s website at http://investors.tyco.com, under the heading “Investor Relations” and then under the heading “SEC Filings”.  Investors and security holders may obtain copies of the documents filed with the SEC by BHS on BHS’s website at www.brinkshomesecurity.com.

Tyco, BHS and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Tyco’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended September 25, 2009, filed with the SEC on November 17, 2009, and its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on or about January 15, 2010. Information regarding BHS’s directors and executive officers is set forth in BHS’s proxy statement for its 2009 annual meeting, filed with the SEC on April 7, 2009.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr.
Vice-President and Corporate Secretary

Date: March 5, 2010